DEBENTURE REDEMPTION AGREEMENT

     This DEBENTURE REDEMPTION AGREEMENT, dated as of May 1,
2003 (this "Agreement"), is by and among AJW Partners, LLC, a Delaware limited liability company ("AJW Partners"), New Millennium Capital Partners II, LLC, a New York limited liability company ("New Millennium") AJW Offshore, Ltd. ("AJW Offshore"), a Cayman Islands entity and AJW Qualified Partners, LLC ("AJW Qualified"), a New York limited liability company (AJW Partners, New Millennium, AJW Offshore and AJW Qualified being collectively referred to herein as the "Sellers" and individually as a "Seller") and Phoenix International Industries, Inc., a Florida corporation (the "Company").

     WHEREAS, as of the date hereof, the Sellers hold 12%
Secured Convertible Debentures (the "Debentures") of the Company in the aggregate principal amount of $2,271,990.00, which were issued or reissued, as the case may be, pursuant to that certain Securities Purchase Agreement, dated September 21, 2001, by and among the Sellers and the Company, as amended on October 3, 2001 (the "Purchase Agreement"), and are owed an aggregate amount of $403,908.90 by the Company for accrued interest on the Debentures;

     WHEREAS, in connection with the execution of the Purchase Agreement and the consummation of the transactions contemplated therein, the Sellers and the Company entered into a Registration Rights Agreement, dated September 21, 2001, as amended on October 3, 2001 (the "Registration Rights Agreement"), and a Security Agreement, dated September 21, 2001 (the "Security Agreement");

     WHEREAS, the Company desires to redeem the Debentures listed opposite each Seller's name on Schedule I attached hereto (as to each Seller, its "Owned Debentures"), and the Sellers desire for the Company to effect such redemption, in accordance with terms and subject to the conditions set forth herein; and

     WHEREAS, each of the parties hereto desire to set forth in this Agreement certain agreements and understandings among themselves with respect to, among other things, the redemption by the Company of the Owned Debentures.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     1. Redemption of the Owned Debentures. The Sellers and the Company hereby agree that the Company shall redeem the Owned Debentures in the manner set forth in Section 2 hereof. The Owned Debentures shall be redeemed by the Company at an amount equal to the Aggregate Redemption Price set forth opposite each Seller's name on the attached Schedule I less any conversions of the Owned Debentures by the Sellers in accordance with Section 4 hereof (the "Net Redemption Amount"). Upon full payment of the Net Redemption Price due each Seller, such Seller shall return the Owned Debentures to the Company for cancellation.

     2. Redemption Schedule; Payment of Net Redemption Amount. The Company shall pay the Net Redemption Price to the Sellers in monthly installments in the amount of $40,000 (the "Monthly Redemption Payment"), with the first installment thereof due on July 1, 2003 and subsequent installments thereof due on the first business day of each succeeding month (each, a "Payment Date") until the Net Redemption Amount has been paid in full. Each Monthly Redemption Payment shall be allocated to each of the Sellers according to the respective Seller Allocation Percentage set forth opposite such Seller's name on the attached Schedule I (the "Allocated Amounts") until all of such Seller's Owned Debentures have been redeemed or converted in accordance with the terms of hereof. The Company shall pay the Allocated Amounts to the applicable Seller by wire transfer of immediately available funds pursuant to each Seller's written instructions set forth on the attached Schedule II on each Payment
Date. The Allocated Amount shall be applied with respect to each Seller in the following order: (i) Accrued Interest (as set forth on the attached Schedule I), (ii) Redemption Premium (as set forth on the attached Schedule I), and (iii) outstanding principal balance of the Owned Debentures.

     3. Prohibited Conversions. The Sellers shall not convert the Owned Debentures into shares of the Company's common stock, par value $.001 per share (the "Shares") during the period commencing on the date hereof and ending on June 30, 2003 (the "Prohibited Period")

     4. Permitted Conversions. Notwithstanding redemption of the Owned Debentures pursuant to Sections 1 and 2 hereof, following the Prohibited Period, each Seller shall be permitted to convert its Owned Debentures, to the extent such Owned Debentures have not been previously redeemed hereunder, into Shares in accordance with the terms and subject to the conditions of the Owned Debentures, subject to the following restrictions:

             (a) If the last reported sale price of the Shares on the Over-the-Counter Bulletin Board as reported by Bloomberg (the "Price") is less than $.10 per Share, then the Sellers shall have the right to convert their Owned Debentures into not more than an aggregate of 300,000 Shares every thirty (30) days during the period in which the Price remains less than $.10 per Share,

             (b) If the Price is equal to or exceeds $.10 per Share but is less than $.20 per Share, then the Sellers shall have the right to convert their Owned Debentures into not more than an aggregate of 500,000 Shares every thirty (30) days during the period that the Price is equal to or exceeds $.10 per Share but is less than $.20 per Share,

             (c) If the Price is equal to or exceeds $.20 per Share but is less than $.30 per Share, then the Sellers shall have the right to convert their Owned Debentures into not more than an aggregate of 750,000 Shares every thirty (30) days during the period that the Price is equal to or exceeds $.20 per Share but is less than $.30 per Share, and

             (d) If the Price is equal to or exceeds $.30 per Share, then the Sellers shall not be restricted by the Company hereunder with respect to the number of Shares into which the Debentures may be converted during the period that the Price is equal to or exceeds $.30 per Share, provided, however, that if the Company fails to (i) make the Monthly Redemption Payment pursuant to Section 2 hereof within five (5) business days following the Payment Date or (ii) pay any delinquent amounts that are due and owing under this Agreement, then the foregoing restrictions on the Sellers' right to convert their Owned Debentures into Shares shall be suspended until the first day of the next month following the date that the Monthly Redemption Payment is received in full by the Sellers.

     5. Issuance of Additional Shares. The Company shall issue and deliver to AJW Partners, New Millennium, AJW Offshore and AJW
Qualified, based upon the Seller Allocation Percentage set forth on the attached Schedule I, shares of common stock representing, in the aggregate, one percent (1%) of the outstanding shares of the Company on the earlier to occur of: (i) the date of full conversion by the Sellers of all of the Owned Debentures and (ii) the date of payment by the Company of the total Aggregate Redemption Price (collectively, the "Additional Shares").

     6. Interest. Interest on the outstanding balance of the Owned Debentures shall continue to accrue following the date hereof as specified in the respective Owned Debenture and shall be payable in cash or Shares in accordance with the terms thereof.

     7. Effectiveness of the Registration Statement. The Company shall take all necessary actions, including the preparing and filing of one or more registration statements of the Company and any amendments or supplements thereto (the "Registration Statement") required under the Securities Act of 1933, as amended, and the rules and regulation thereunder, to cause the Shares issuable upon conversion of the Owned Debentures to be registered for resale pursuant to an effective Registration Statement. If (i) the Company fails to respond to all comments made by the Securities and Exchange Commission (the "SEC") in connection with the Registration Statement within ten (10) business days of receipt from the SEC or (ii) the SEC has not declared the Registration Statement effective on or before July 10, 2003, then the Company shall immediately pay to each Seller an amount equal to five percent (5%) of the sum of (a) the outstanding balance of the Seller's Owned Debentures, (b) accrued interest on the Seller's Owned Debentures and (c) a premium equal to thirty percent (30%) of the sum of (a) and (b) (the "Registration Penalty"). The Registration Penalty shall be payable either in cash or Shares, the number of which shall be based on the conversion price set forth in the Owned Debentures, at each Seller's option. If a Seller elects to receive the Registration Penalty in cash, then the full amount of the Registration Penalty shall be paid to such Seller by wire transfer of immediately available funds in accordance with the instructions set forth on attached Schedule II.

     8. Effect of Breach. In the event of a breach by the Company of any of the provisions of this Agreement, either by a failure to timely make any payment or failure to effect any conversion by the Sellers or otherwise, in addition to any other remedies available to the Sellers in law or equity with respect to such breach, the applicable discount to the market price of the Owned Debentures shall permanently be amended from fifty percent (50%) to seventy-five percent (75%).

     9. Other Agreements. All other agreements between the parties hereto, including without limitation, the Registration Rights
Agreement and the Security Agreement, shall remain in full force and effect and shall not be modified or superceded hereby unless specifically stated herein. To the extent the terms of this Agreement conflict with the terms of such other agreements between the parties hereto, the terms of this Agreement shall govern.

     10. Conditions Precedent to Performance by the Company. The performance by the Company on each Payment Date of its obligations hereunder is subject to the fulfillment, to the reasonable satisfaction of the Company (unless waived in writing), of each of the following conditions:

             (a) All representations and warranties of each Seller contained in this Agreement shall be true and correct; and

             (b) Each Seller shall have complied with all of its covenants and obligations, as set forth herein.

     11. Conditions Precedent to Performance by the Sellers. The performance by each Seller on each Payment Date of its obligations hereunder is subject to the fulfillment, to the reasonable satisfaction of such Seller (unless waived in writing), of each of the following conditions:

             (a) All representations and warranties of the Company contained in this Agreement shall be true and correct;

             (b) the Company shall have complied with all its covenants and obligations set forth herein, including, but not limited to, the payment of all amounts due hereunder;

             (c) each individual listed on Schedule III attached hereto shall have executed and delivered to the Sellers a Lock-Up Agreement substantially in the form of Exhibit A attached hereto;

             (d) the Company shall have duly executed and delivered to each Seller this Agreement; and

             (e) the Company shall have issued and delivered to the Sellers the Additional Shares.

     12. Representations and Warranties of the Sellers. As applicable, each Seller, severally and not jointly, hereby represents and warrants to the Company as follows:

             (a) Such Seller is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction indicated above, has the requisite power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the business or operations of such Seller or on its ability to perform its obligations under this Agreement.

             (b) This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligations of each Seller, enforceable against it in accordance with its terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject to general equitable principles.

             (c) As of the Closing Date, (i) each Seller (1) is the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of and (2) has all right, title and interest in, and has not previously transferred, sold, assigned or conveyed, its Owned Debentures, and (ii) each Seller's Owned Debentures are free and clear of all encumbrances created, incurred, permitted to exist or suffered, voluntarily or involuntarily.

             (d) Each Seller is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D and is acquiring the Additional Shares for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under federal and state securities laws.

     13. Representations and Warranties of the Company. The Company represents and warrants on and as of the date hereof as follows:

             (a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, has the corporate power and authority to own its own assets and to transact the business in which it is now engaged or proposed to be engaged and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the Company's business or operations or on its ability to perform its obligations under this Agreement.

             (b) The execution, delivery and performance by the Company of this Agreement and any the issuance of the Additional Shares have been duly authorized by all necessary corporate action.

             (c) Neither the execution, delivery or performance by the Company of this Agreement, nor compliance by it with the terms and provisions hereof or thereof, conflicts or will conflict with or will result in a breach or violation of any (i) of the terms, conditions or provisions of any law, governmental rule or regulation now binding on the Company or the Company's articles of incorporation or bylaws, each as in effect on the date hereof, (ii) order, writ, injunction or decree of any court or governmental authority now in existence against the Company or by which it or any of its properties is now bound, or
(iii) indenture, mortgage or contract or other agreement or instrument to which the Company is now a party or by which it or any of its properties is now bound.

             (d) This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligations of the Company enforceable against it in accordance with its respective terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject to general equitable principles.

             (e) No consent, approval, or authorization of, or filing, registration or qualification with, any governmental body or any third party is required for the execution, delivery and performance by the Company of this Agreement.

             (f) There are no actions, suits or proceedings, whether or not purportedly on behalf of the Company, pending or threatened against or affecting the Company or any property rights of the Company at law or in equity, or before any commission or other administrative agency, arbitrator or governmental body, which would preclude or otherwise prohibit it from entering into this Agreement or which, if determined adversely to the Company, would affect its ability to perform its obligations hereunder or thereunder.

             (g) When issued in accordance with the terms hereof, the Additional Shares, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances.

     14. Third Party Beneficiaries. No person other than the Sellers and the Company and their respective successors, transferees and permitted assigns shall acquire any rights whatsoever by reason of this Agreement, whether as third party beneficiary or otherwise.

     15. Further Assurances. Each Seller and the Company shall, at any time and from time to time, upon the request of the other party, promptly and duly execute and deliver any and all such further instruments and documents and take such further action as such requesting party may reasonably request to obtain the full intended benefits of this Agreement.

     16. Survival of Obligations. The representations, warranties, covenants, and agreements shall survive the consummation of the transaction contemplated by this Agreement, and shall remain in full force and effect until the expiration of the statute of limitations with respect to any action arising under this Agreement.

     17. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered when delivered personally or when sent by registered or certified mail or by private courier addressed as follows:

(a) If to the Sellers. to the address listed below each Seller's name on Schedule I attached hereto, in each case, with a copy to:

                         Ballard Spahr Andrews & Ingersoll, LLP
                         1735 Market Street
                         51st Floor
                         Philadelphia, PA  19103
                         Attention:  Gerald J. Guarcini, Esq.
                         Telephone:  (215) 864-8625
                         Fax:  (215) 864-8999

(b)  If to the Company:  Phoenix International Industries, Inc.
                         1750 Osceola Drive
                         West Palm Beach, FL  33409
                         Attention:  Gerard Haryman
                         Telephone:  (561) 688-0440
                         Fax:  (561) 688-1533
                         Email:  gharyman@epicus.com
with a copy to:

                         L. Van Stillman, Esq.
                         Law Office of L. Van Stillman P.A.
                         1177 George Bush Boulevard
                         Suite 308
                         Delray Beach, Florida  33483
                         Telephone:  (561) 330-9903
                         Email:  van@stillman.net

or to such other address as such party may indicate by a notice delivered to the other party hereto.

     18. Amendments and Waivers. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

     19.     Expenses.   The Company shall reimburse the Sellers' legal
expenses incurred in connection with the negotiation and preparation of this Agreement, up to a maximum of $5,000. The Sellers shall provide the Company with an invoice detailing such expenses incurred
prior to receiving reimbursement therefor.   All other costs and
expenses incurred incident to the negotiation, preparation and performance of this Agreement shall be the responsibility of the party incurring such costs and expenses.

     20. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, heirs and legal representatives.

     21. Severability. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

     22. Interpretation. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The Schedules and the Exhibit referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.

     23. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal laws of the State of New York without regard to the principles of comity or the conflicts of laws principles of any jurisdiction which would cause this Agreement to be governed by the laws of any jurisdiction other than that of the State of New York.

     24. Submission to Jurisdiction. The parties hereto hereby irrevocably submit in any suit, action or proceeding arising out of or related to this Agreement or any of the transactions contemplated hereby to the jurisdiction of any federal or state court in the State of New York and waive any and all objections to jurisdiction that they may have under the laws of the State of New York or the United States.

     25. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement.





















             [Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

PHOENIX INTERNATIONAL INDUSTRIES, INC.



--------------------------------------
Gerard Haryman
President and Chief Executive Officer


SELLERS:

AJW PARTNERS, LLC
By:  SMS Group, LLC



--------------------------------------
Corey S. Ribotsky
Manager


NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By:  First Street Manager II, LLC



--------------------------------------
Corey S. Ribotsky
Manager

AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC



--------------------------------------
Corey S. Ribotsky
Manager


AJW QUALIFIED PARTNERS, LLC
By:  AJW Manager, LLC



--------------------------------------
Corey S. Ribotsky
Manager

                               SCHEDULE I


                                Outstanding
                                 Principal                      Redemption    Aggregate        Seller
                                 of Owned         Accrued         Premium     Redemption     Allocation
Seller                          Debentures        Interest          (30%)       Price        Precentage
-------------------------------------------------------------------------------------------------------

AJW Partners, LLC
1044 Northern Blvd.
Suite 302
Roslyn, NY  11576
Tel:  (516) 739-7115
Fax:  (516) 739-7110            $  741,483.00     $135,096.49   $ 262,973.85  $1,139,553.34     32.76%

New Millennium Capital
  Partners II, LLC
1044 Northern Blvd.
Suite 302
Roslyn, NY  11576
Tel:  (516) 739-7115
Fax:  (516) 739-7110            $1,305,507.00     $253,130.17   $ 467,591.15  $2,026,228.32     58.24%

AJW Offshore, Ltd.
1044 Northern Blvd.
Suite 302
Roslyn, NY  11576
Tel:  (516) 739-7115
Fax:  (516) 739-7110            $  112,500.00     $  7,841.12   $  36,102.34  $  156,443.46      4.50%

AJW Qualified Partners, LLC
1044 Northern Blvd.
Suite 302
Roslyn, NY  11576
Tel:  (516) 739-7115
Fax:  (516) 739-7110            $  112,500.00     $  7,841.12   $  36,102.34  $  156,443.46      4.50%

     Totals:                    $2,271,990.00     $403,908.90   $ 802,769.68  $3,478,668.58    100.00%


                                   SCHEDULE II

                           Wire Transfer Instructions


     Seller                              Wire Transfer Instructions
     ------                              --------------------------

AJW Partners, LLC       Bank:                North Fork Bank
                        Branch Address:      60 Cuttermill Road
                                             Great Neck, NY  11021
                        Telephone No.:       516-773-1880
                        Fax No.:             516-773-1888
                        Account Name:        AJW Partners, LLC
                        Account Number:      6224023355
                        Swift:               0214-0791-2
                        Officer:             Mr. Steven Tuchler,
                                               Branch Manager

New Millennium Capital
Partners II, LLC        Bank:                North Fork Bank
                        Branch Address:      60 Cuttermill Road
                                             Great Neck, NY  11021
                        Telephone No.:       516-773-1880
                        Fax No.:             516-773-1888
                        Account Name:        New Millennium Capital
                                               Partners II, LLC
                        Account Number:      6224023389
                        Swift:               0214-0791-2
                        Officer:             Mr. Steven Tuchler,
                                               Branch Manager

AJW Offshore, Ltd.      Bank:                North Fork Bank
                        Branch Address:      60 Cuttermill Road
                                             Great Neck, NY  11021
                        Telephone No.:       516-773-1880
                        Fax No.:             516-773-1888
                        Account Name:        AJW Offshore, Ltd.
                        Account Number:      6224023413
                        Swift:               0214-0791-2
                        Officer:             Mr. Steven Tuchler,
                                               Branch Manager

AJW Qualified
Partners, LLC           Bank:                North Fork Bank
                        Branch Address:      60 Cuttermill Road
                                             Great Neck, NY  11021
                        Telephone No.:       516-773-1880
                        Fax No.:             516-773-1888
                        Account Name:        AJW Qualified Partners, LLC
                        Account Number:      6224022415
                        Swift:               0214-0791-2
                        Officer:             Mr. Steven Tuchler,
                                               Branch Manager

                               SCHEDULE III

GERARD HARYMAN

TOM DONALDSON

PHOENIX MANAGEMENT

PHOENIX DIRECTORS

                                EXHIBIT A

                            LOCK-UP AGREEMENT
                            -----------------



                                             May 1, 2003


Phoenix International Industries, Inc.
1750 Osceola Drive
West Palm Beach, FL  33409

AJW Partners, LLC
New Millennium Capital Partners II, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
c/o The N.I.R. Group, LLC
1044 Northern Blvd.
Suite 302
Roslyn, NY  11576

Ladies and Gentlemen:

       The undersigned is the beneficial owner of shares of common stock, par value $.001 per share ("Common Stock"), of Phoenix International Industries, Inc., a Florida corporation (the "Company"). I understand that AJW Partners, LLC, New Millennium Capital Partners II, LLC, AJW Offshore, Ltd. and AJW Qualified Partners, LLC (collectively, the "Investors") and the Company are contemplating entering to a certain Debenture Redemption Agreement (the "Redemption Agreement").

       In order to induce the Company and the Investors to proceed with the Redemption Agreement, the undersigned agrees, for the benefit of the Company and the Investors, that the undersigned will not, and will cause its affiliates to not, for a period beginning on the date hereof and ending on the earlier of (i) sixty (60) days from the date hereof and (ii) the date that the Sellers receive the first Monthly Redemption Payment (as defined in the Redemption Agreement) (the "Lock-Up Period"), offer to sell, contract to sell or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Securities"), now owned or hereafter acquired directly by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree to be bound by this Lock-Up Agreement, or (ii) with the prior written consent of the Investors. The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of

Securities during the Lock-Up Period even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any Securities or with respect to any security that includes, relates to or derives any significant part of its value from Securities.

     The undersigned confirms that he, she or it understands that the Investors and the Company will rely upon the representations set forth in this agreement in proceeding with the transactions contemplated by the Redemption Agreement. This agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Common Stock or other securities of the Company held by the undersigned except in compliance with this agreement.

                                    Very truly yours,


                                    ______________________________
                                    Name: